UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (§)240.14a-12

GameStop Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STOCKHOLDER ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the GameStop Corp. Annual Meeting of Stockholders to Be Held on June 12, 2025 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This Notice of Proxy Statement and Annual Report to Stockholders are available at http://investor.gamestop.com. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side at least 10 days prior to the meeting to facilitate timely delivery. To access the virtual meeting, you must have the login details in the white circle located above. 2NOT POWER TO THE PLAYERS Meeting details are listed on the reverse side. All votes must be received by the end of the meeting. ATTEND the meeting on June 12, 2025 at 10:00 a.m. (Central Daylight Time). 0458OB

The Annual Meeting of Stockholders of GameStop Corp. will be held on June 12, 2025 at 10:00 a.m. (Central Daylight Time) virtually at meetnow.global/MGWWKKP. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED: MEETING DETAILS 1. Elect five directors, each to serve as a member of the Board of Directors until the next annual meeting of stockholders and until such    director’s successor is elected and qualified: 01—Ryan Cohen 02—Alain (Alan) Attal 03—Lawrence (Larry) Cheng 04—James (Jim) Grube 05—Nathaniel (Nat) Turner THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3: 2. Provide an advisory, non-binding vote on the compensation of our named executive officers. 3. Ratify our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2026. OTHER BUSINESS: 4. Transact such other business, if any, as may properly come before the annual meeting and at any postponement or adjournment of the annual meeting. PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. ORDER MATERIALS Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side. REQUEST VIA: Internet Visit https://www.investorvote.com/GME Phone Call 1-866-641-4276 Email Send an email to investorvote@computershare.com and include: • “Proxy Materials GameStop Corp.” in the subject line • Your full name and address • The number located in the white circle on the reverse side • Statement that you want a paper copy of the meeting materials PLEASE REVIEW THE MEETING MATERIALS We encourage you to read the meeting documents found at http://investor.gamestop.com.